Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Frontier Small Cap Growth Fund

Supplement dated October 1, 2024 to the Prospectus and Statement of Additional Information,

each dated March 1, 2024

The following information supplements and supersedes any information to the contrary relating to AMG Frontier Small Cap Growth Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of November 1, 2024, Nathan A. Hayman will be designated as a portfolio manager of the Fund and James A. Colgan, G. Michael Novak, Jr. and Mr. Hayman will be jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective November 1, 2024, all references in the Prospectus and SAI to the portfolio managers of the Fund shall refer to Messrs. Colgan, Novak, and Hayman.

Effective as of December 31, 2024, Mr. Novak will retire from Frontier Capital Management Co., LLC, the Fund’s subadviser, and no longer serve as a portfolio manager of the Fund. Effective upon Mr. Novak’s retirement, Messrs. Colgan and Hayman will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of December 31, 2024, all references to and information relating to Mr. Novak in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Colgan and Hayman.

Effective as of November 1, 2024, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG Frontier Small Cap Growth Fund” titled “Portfolio Management – Portfolio Managers” on page 5 is deleted and replaced with the following:

Portfolio Managers

James A. Colgan

Partner and Portfolio Manager, Frontier; Lead Portfolio Manager of the Fund; Portfolio Manager of the Fund since 09/09.

G. Michael Novak, Jr.

Partner and Portfolio Manager, Frontier; Portfolio Manager of the Fund since 09/09.

Effective December 31, 2024, Mr. Novak will retire from Frontier and no longer serve as a portfolio manager of the Fund.

Nathan A. Hayman

Partner and Portfolio Manager, Frontier; Portfolio Manager of the Fund since 11/24.

The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG Frontier Small Cap Growth Fund” on page 18 is deleted and replaced with the following:

Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, Massachusetts 02110, manages the Fund. Founded in 1980, the firm manages $10.1 billion in client assets in small-, small-/mid-, mid- and large-cap U.S. equity strategies as of December 31, 2023. In 2000, Frontier became an affiliate of AMG. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in Frontier. James A. Colgan, G. Michael Novak, Jr., and Nathan A. Hayman are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Colgan and Novak have each co-managed the Fund’s portfolio since September 2009, and Mr. Hayman has co-managed the Fund’s portfolio since October 2024. Mr. Colgan is the lead Portfolio Manager and has full discretion over all buy and sell decisions. He is assisted by Messrs. Novak and Hayman. Messrs. Colgan and Novak, each a Partner and Portfolio Manager at Frontier, joined Frontier in 1998 as research analysts. Mr. Hayman, a Partner and Portfolio Manager at Frontier, joined Frontier in 2008 as a research analyst.

In addition, effective November 1, 2024, the SAI is revised as follows:

The information relating to the Fund in the section under “Management of the Funds – Portfolio Managers of the Funds – AMG Frontier Small Cap Growth Fund” titled “Other Accounts Managed by the Portfolio Managers” beginning on page 77 is supplemented by adding the following information for Mr. Hayman, which is as of August 31, 2024:

Portfolio Manager: Nathan A. Hayman
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$149	None	$0
Other Accounts	9	$1,953	2	$1,457

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG Frontier Small Cap Growth Fund” titled “Potential Material Conflicts of Interest” on page 78, the following is added as the third paragraph:

Frontier’s portfolio managers may also manage accounts that do not pursue the same investment strategy as the Fund, which presents potential conflicts of interest with respect to the time and energy of the portfolio manager. These conflicts are mitigated by Frontier’s dual portfolio manager structure for all investment strategies, which allows for appropriate care and attention to be given to all accounts and strategies. In addition, Frontier’s portfolio managers are supervised by Frontier’s management committee which can take necessary steps to ensure sound management of all portfolios.

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG Frontier Small Cap Growth Fund” titled “Portfolio Managers’ Ownership of Fund Shares” on page 79, the following information is added for Mr. Hayman, which is as of August 31, 2024:

Portfolio Managers’ Ownership of Fund Shares

Mr. Hayman: None

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